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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported): August 30, 2001


                           GALILEO INTERNATIONAL, INC.
                           ---------------------------
               (Exact name of registrant as specified in charter)


         Delaware                       1-13153                   36-4156005
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)




         9700 West Higgins Road, Suite 400, Rosemont, Illinois  60018
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              (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (847) 518-4000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5. OTHER EVENTS

         On August 30, 2001, Galileo International, Inc. announced that its stockholders voted in favor of adoption of the Agreement and Plan of Merger, by and among Galileo International, Inc., Cendant Corporation and Galaxy Acquisition Corp., dated June 15, 2001, at a special meeting of its stockholders called for such purpose.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1   Press Release of Galileo International, Inc. dated August 30,
                2001.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GALILEO INTERNATIONAL, INC.


                                   By: /s/ Anthony C. Swanagan
                                       -----------------------------------------
                                       Name:    Anthony C. Swanagan
                                       Title:   Senior Vice President,
                                                General Counsel and Secretary


Dated:  August 30, 2001


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                                  EXHIBIT INDEX



Exhibit No.                              Description
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   99.1      Press Release of Galileo International, Inc. dated August 30, 2001.